SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2008

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to the Rights of Security Holders.

On June 11, 2008, Webster Financial Corporation, a Delaware corporation (the “Company”), completed the issuance and sale of 225,000 shares of its 8.50% Series A Non-Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share, with a liquidation preference of $1,000 per share (the “Series A Preferred Stock”), the terms of which are more fully described in the Certificate of Designations of the Company filed with the Secretary of State of the State of Delaware on June 9, 2008 designating the rights, preferences, limitations, voting powers and relative rights of the Series A Preferred Stock.

The holders of the Series A Preferred Stock have preferential dividend and liquidation rights over the holders of the Company’s Junior Securities (as defined below). Under the terms of the Series A Preferred Stock, the Company’s ability to declare and pay, or set aside for payment, dividends or distributions on shares of its Junior Securities or Parity Securities (as defined below) is subject to certain restrictions in the event that the Company does not pay dividends in full, or declare and set aside a sum sufficient for payment, on the Series A Preferred Stock. The Company’s ability to purchase, redeem or otherwise acquire shares of its Junior Securities is similarly limited.

The term “Junior Securities” means the Company’s common stock and each other class or series of the Company’s capital stock that does not expressly provide that it ranks on parity with or senior to the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up or dissolution of the Company.

The term “Parity Securities” means each other class or series of the Company’s capital stock the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up or dissolution of the Company.

A copy of the Certificate of Designations setting forth the terms of the Series A Preferred Stock and the specimen certificate of the Series A Preferred Stock, which represents the form of certificate that will be issued to holders in the event certificates are ever issued, are attached as Exhibit 3.1 and Exhibit 4.1, respectively, and are incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2008, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware. Upon filing, the Certificate of Designations became effective with the Secretary of State of the State of Delaware. Dividends will be payable on the Series A Preferred Stock on a non-cumulative basis quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing on September 15, 2008, at a rate of 8.50% per year on the liquidation preference of $1,000 per share.

The holders of the Series A Preferred Stock will have the right at any time to convert each share of Series A Preferred Stock into 36.8046 shares of the Company’s common stock, which represents an initial conversion price of approximately $27.17 per share of common stock or a 22.5% conversion premium based on the closing price of the Company’s common stock on the New York Stock Exchange on June 5, 2008 of $22.18. The conversion rate, and thus the conversion price, will be subject to adjustment under certain circumstances. In addition, the holders of the Series A Preferred Stock will have the right under certain circumstances to convert each share of Series A Preferred Stock into the Company’s common stock at an increased conversion rate. On or after June 15, 2013, the Company will have the right under certain circumstances to cause the Series A Preferred Stock to be converted into shares of the Company’s common stock at the then applicable conversion rate.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

On June 5, 2008, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein (the “Representative”), relating to the offering of 225,000 shares of Series A Preferred Stock. A copy of the Underwriting Agreement is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the opinion and consent of Hogan & Hartson LLP as to the validity of the Series A Preferred Stock of the Company offered pursuant to the Prospectus Supplement dated June 5, 2008 and the shares of common stock of the Company, par value $0.01 per share, issuable upon conversion of the Series A Preferred Stock and the opinion and consent of Hogan & Hartson LLP as to certain tax matters are filed herewith and are each incorporated by reference into the Registration Statement on Form S-3 (File No. 333-114091) as exhibits thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated June 5, 2008, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

3.1	Certificate of Designations establishing the rights of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091).

4.1	Specimen certificate evidencing shares of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091).

99.1	Opinion of Hogan & Hartson LLP as to the legality of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091), to become Exhibit 5.1 to the Registration Statement, including the consent of Hogan & Hartson LLP.

99.2	Opinion of Hogan & Hartson LLP regarding certain tax matters, to become Exhibit 8.1 to the Registration Statement, including the consent of Hogan & Hartson LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: June 11, 2008	By:	/s/ Gerald P. Plush
		Name:	Gerald P. Plush
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 5, 2008, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

3.1	Certificate of Designations establishing the rights of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091).

4.1	Specimen certificate evidencing shares of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091).

99.1	Opinion of Hogan & Hartson LLP as to the legality of the Company’s Series A Preferred Stock being registered pursuant to the Company’s registration statement on Form S-3 (333-114091), to become Exhibit 5.1 to the Registration Statement, including the consent of Hogan & Hartson LLP.

99.2	Opinion of Hogan & Hartson LLP regarding certain tax matters, to become Exhibit 8.1 to the Registration Statement, including the consent of Hogan & Hartson LLP.